UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2007

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Little Santa Monica Blvd., Suite 401 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of an Acquisition or Disposition of Assets

On December 10, 2007, Pure Biofuels Corp. (the “Company”) filed a Form 8-K under Item 2.01 to report the completion of the purchase of all of the outstanding capital stock of Interpacific Oil S.A.C. (“Interpacific”) , a Peruvian corporation, by Pure Biofuels del Peru S.A.C. (“Pure Biofuels Peru”), a Peruvian corporation and 99.9% owned subsidiary of the Company. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01. This Form 8-K amendment is being filed to provide the financial statements of Interpacific and pro forma financial data for the Company.

Although the acquisition of Interpacific did not occur until December 4, 2007, under Peruvian law, since September 1, 2007, Interpacific and Pure Biofuels Peru were operated as one company. Therefore, the financial information of Interpacifc is presented as of and for the eight months ended August 31, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of Interpacific are filed on the pages listed below.

InterPacific Oil S.A.C.	Page

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheets as of December 31, 2006 and 2005 and August 31, 2007	F-2

Statement of Operations and Other Comprehensive Loss for the years ended December 31, 2006 and 2005, the eight months ended August 31, 2007 and 2006 (unaudited) and for the period from December 20, 2003 (date of inception) to August 31, 2007 (unaudited)
F-3

Statement of Stockholders’ Equity (Deficit) for the years ended December 31, 2006 and 2005 and the eight months ended August 31, 2007 (unaudited)	F-4

Statement of Cash Flows for the years ended December 31, 2006 and 2005, the eight months ended August 31, 2007 and 2006 (unaudited) and for the period from December 20, 2003 (date of inception) to August 31, 2007 (unaudited)
F-5

Notes to Financial Statements	F-6

(b) Pro forma financial information.

The following required pro forma financial data are filed on the pages listed below.

Unaudited Pro Forma Consolidated Financial Data for Pure Biofuels Corp.
Pro Forma Combined Balance Sheet as of September 30, 2007	F-17
Pro Forma Combined Statement of Operations for the nine months ended September 30, 2007	F-18
Pro Forma Combined Statement of Operations for the year ended December 31, 2006	F-19
Notes to Unaudited Pro Forma Condensed Consolidated Financial Data	F-20

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2008	PURE BIOFUELS CORP.

	By:	/s/ Luis Goyzueta
Luis Goyzueta
Chief Executive Officer and Director

3

Interpacific Oil S.A.C.
(A Development Stage Company)
Financial Statements
For the Years Ended December 31, 2006 and 2005
and the Eight Months Ended August 31, 2007 and 2006 (unaudited)
and for The Period From December 20, 2003 (date of
inception) To August 31, 2007 (unaudited)

Contents

Page

Report of Independent Registered Public Accounting Firm	F-1

Financial Statements:

Balance Sheets as of December 31, 2006 and 2005 and August 31, 2007	F-2

Statement of Operations and Other Comprehensive Loss for the years ended December 31, 2006 and 2005, the eight months ended August 31, 2007 and 2006 (unaudited) and for the period from December 20, 2003 (date of inception) to August 31, 2007 (unaudited)
F-3

Statement of Stockholders’ Equity (Deficit) for the years ended December 31, 2006 and 2005 and the eight months ended August 31, 2007 (unaudited)	F-4

Statement of Cash Flows for the years ended December 31, 2006 and 2005, the eight months ended August 31, 2007 and 2006 (unaudited) and for the period from December 20, 2003 (date of inception) to August 31, 2007 (unaudited)
F-5

Notes to Financial Statements	F-6

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Interpacific Oil S.A.C.

We have audited the accompanying balance sheets of Interpacific Oil S.A.C., (a development stage company) as of December 31, 2006 and 2005 and the related statements of operations and other comprehensive loss, stockholders’ deficit and cash flows for the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interpacific Oil S.A.C. as of December 31, 2006 and 2005, and the results of its operations and cash flows for the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s working capital deficit raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Walnut, California
February 15, 2008

INTERPACIFIC OIL S.A.C.
(A Development Stage Company)
BALANCE SHEETS

	December 31,	December 31,	August 31,
	2006	2005	2007
			(unaudited)
ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$75,241	$4,531	$14,141
Accounts receivable	-	42	3,872
Inventory	21,953	-	11,237
Prepaid expense and other current assets	35,488	8,999	40,675

Total current assets	132,682	13,572	69,925

VAT receivable	25,338	7,637	31,868
Property, plant and equipment, net	47,344	18,053	256,511

TOTAL ASSETS	$205,364	$39,262	$358,304

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$26,404	$7,539	$34,586
Related party payables	269,143	47,974	285,738

Total current liabilities	295,547	55,513	320,324

STOCKHOLDERS' EQUITY (DEFICIT):

Share Capital	328	328	196,440
Accumulated translation (loss) gain	(4,105)	1,065	(6,254)
Deficit accumulated during development stage	(86,406)	(17,644)	(152,206)
Total stockholders' equity (deficit)	(90,183)	(16,251)	37,980

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$205,364	$39,262	$358,304

The accompanying notes are an integral part of these financial statements
See report of independent registered public accounting firm.

INTERPACIFIC OIL S.A.C.
(A Development Stage Company)
STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005,
THE EIGHT MONTHS ENDED AUGUST 31, 2007 AND 2006 (unaudited)
AND THE PERIOD FROM DECEMBER 20, 2003 (DATE OF INCEPTION) TO AUGUST 31, 2007 (unaudited)

	Years Ended December 31,		Eight Months Ended August 31,		For the period from December 20, 2003 (date of inception) to August 31,
	2006	2005	2007	2006	2007
			(unaudited)	(unaudited)	(unaudited)

Net Revenue	$3,268	$-	$2,671	$-	5,939

Cost of Revenue	675	-	10,927	-	11,602

Gross profit (loss)	2,593	-	(8,256)	-	(5,663)

Operating expenses
General and administrative expenses	77,401	17,471	61,572	35,987	156,677
Total operating expenses	77,401	17,471	61,572	35,987	156,677

Loss from operations	(74,808)	(17,471)	(69,828)	(35,987)	(162,340)

Non-operating income (expense):
Other (expense) income	(681)	488	4,669	941	4,476
Interest income (expense), net	6,727	(428)	(641)	(714)	5,658

Total non-operating income, net	6,046	60	4,028	227	10,134

Loss before income tax	(68,762)	(17,411)	(65,800)	(35,760)	(152,206)

Income tax	-	-	-	-	-

Net loss	$(68,762)	$(17,411)	$(65,800)	$(35,760)	(152,206)

Other comprehensive income (loss)
Foreign currency translation (loss) gain	(5,170)	1,065	(2,149)	(3,168)	(2,149)

Comprehensive loss	$(73,932)	$(16,346)	$(67,949)	$(38,928)	(154,355)

The accompanying notes are an integral part of these financial statements
See report of independent registered public accounting firm.

INTERPACIFIC OIL S.A.C.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

				Deficit
			Other	Accumulated	Total
			Comprehensive	During	Stockholders'
	Share Capital		Income/	Development	Equity/
	Shares	Amount	(Loss)	Stage	(Deficit)

Balance December 31, 2004	1,000	328	-	(233)	95

Foreign currency translation adjustment	-	-	1,065	-	1,065

Net loss	-	-	-	(17,411)	(17,411)

Balance December 31, 2005	1,000	328	1,065	(17,644)	(16,251)

Foreign currency translation adjustment	-	-	(5,170)	-	(5,170)

Net loss	-	-	-	(68,762)	(68,762)

Balance December 31, 2006	1,000	328	(4,105)	(86,406)	(90,183)

Share issuance (unaudited)	10,841,400	196,112	-	-	196,112

Foreign currency translation adjustment (unaudited)	-	-	(2,149)	-	(2,149)

Net loss (unaudited)	-	-	-	(65,800)	(65,800)

Balance August 31, 2007 (unaudited)	10,842,400	$196,440	$(6,254)	$(152,206)	$37,980

The accompanying notes are an integral part of these financial statements
See report of independent registered public accounting firm.

INTERPACIFIC OIL S.A.C.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005,
THE EIGHT MONTHS ENDED AUGUST 31, 2007 AND 2006 (unaudited)
AND THE PERIOD FROM DECEMBER 20, 2003 (DATE OF INCEPTION) TO AUGUST 31, 2007 (unaudited)

	Years Ended December 31,		Eight Months Ended August 31,		For the period from December 20, 2003 (date of inception) to August 31,
	2006	2005	2007	2006	2007
			(unaudited)	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(68,762)	$(17,411)	$(65,800)	$(35,760)	$(152,206)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation	6,373	630	6,000	4,249	13,003
Change in operating assets and liabilities:					-
Accounts receivable	44	(44)	(3,763)	(1)	(3,763)
Inventory	(21,554)	-	10,696	(21,132)	(10,858)
Prepaid expense and other current assets	(24,910)	(9,323)	(4,686)	(36,135)	(38,919)
Accounts payable and accrued expenses	17,894	7,672	2,070	19,099	27,801
Related party payable	209,917	49,699	18,908	105,321	278,522

Net cash provided by (used in) operating activities	119,002	31,223	(36,575)	35,641	113,580

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant and equipment	(35,013)	(18,898)	(18,672)	(18,769)	(72,583)
Increase in VAT receivable	(16,549)	(7,917)	(6,078)	(10,704)	(30,544)

Net cash used in investing activities	(51,562)	(26,815)	(24,750)	(29,473)	(103,127)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock	-	-	-	-	320
Net cash provided by financing activities	-	-	-	-	320

Effect of exchange rate changes on cash and cash equivalents	3,270	(128)	225	(790)	3,368

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	70,710	4,280	(61,100)	5,378	14,141

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	4,531	251	75,241	4,531	-

CASH & CASH EQUIVALENTS, ENDING BALANCE	$75,241	$4,531	$14,141	$9,909	$14,141

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$1,023	$428	$641	$714	$2,092
Income taxes paid	$-	$-	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Shares issued in exchange for property, plant and equipment	$-	$-	$196,112	$-	$196,112

The accompanying notes are an integral part of these financial statements
See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Note 1 - Organization and significant accounting policies

Organization and Line of Business

Interpacific Oil S.A.C. (the “Company”) is legally established for the purpose of pursuing the activities of purchase, sale, production, distribution, commercialization, transport, storage, blending, export and import of all types of products derived from hydrocarbons, in addition to processing vegetal oil and animal fats for their use as renewable nonpolluting fuels, as well as providing representation and oil advisory services to businesses (domestic or foreign, public or private). As of August 31, 2007, the Company is in the pre-operative stage and it is estimated that it will begin operating during the 1st quarter of 2008. The Company is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7 as it has not commenced operations.

Basis of Presentation

The accompanying financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

Interim Financial Statements

The unaudited financial information furnished herein reflects all adjustments, consisting only of normal recurring adjustments, which in the opinion of management, are necessary to fairly state the Company’s financial position, the results of its operations, and cash flows for the periods presented. The results of operations for the eight months ended August 31, 2007 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2007. The accompanying unaudited financial statements are presented in accordance with the requirements set forth by the Securities and Exchange Commissions. Accordingly, they do not include all the disclosures normally required by generally accepted accounting principles.

Foreign Currency Translation

The reporting currency of the Company is the United States dollar. The Company uses its local currency, Peruvian Nuevos Soles (PEN) as its functional currency. The assets and liabilities of foreign operations are translated into the reporting currency USD (US dollar) at the exchange rate in effect at the balance sheet date, while revenues and expenses are translated at average exchange rates during the year in accordance with SFAS 52, “Foreign Currency Translation.” Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Translation adjustments amounted to $(4,105), $1,065 and $(6,254) as of December 31, 2006 and 2005 and August 31, 2007 (unaudited), respectively. Asset and liability amounts at December 31, 2006 and 2005 and August 31, 2007 were translated at 3.194, 3.429, and 3.224 PEN to $1.00 US dollar, respectively. Equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the years ended December 31, 2006 and 2005 and for the eight months ended August 31, 2007 and 2006 were 3.310, 3.518, 3.257, 3.214 PEN, respectively. Cash flows are also translated at average translation rates for the period; therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and cash equivalents, other receivables, accounts payable and other payables, the carrying amounts approximate fair value because of the short period of time between the origination of such instruments and their expected realization.

Revenue Recognition

The Company recognizes revenue when performance by the Company is complete. Revenue is recognized when all of the following criteria established by the Staff of the SEC in Staff Accounting Bulletin 104, “Revenue Recognition,” have been met:

•  Persuasive evidence of an arrangement exists,
•  Delivery has occurred or services have been rendered,
•  The seller’s price to the buyer is fixed or determinable, and
•  Collectability is reasonably assured.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Inventories

Inventories are stated at the lower of cost or market, using a weighted average cost method.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions; however, its cash balances are not insured. The Company has limited experience but does not anticipate incurring any losses related to this credit risk. The Company will extend credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company will monitor its exposure for credit losses and will maintain allowances for anticipated losses, as required.

VAT Receivable

At August 31, 2007 and December 31, 2006 and 2005 the Company recognized a VAT (value added tax) receivable of $31,868, $25,338 and $7,637, respectively in Peru. VAT is charged at a standard rate of 19% and the Company obtains income tax credits for VAT paid in connection with the purchase of capital equipment and other goods and services employed in its operations. The Company is entitled to use the credits against its Peruvian income tax liability or to receive a refund credit against VAT payable or sales. As the Company does not anticipate incurring either a Peruvian tax or a VAT liability during the next fiscal year, the receivable was classified as a long-term asset.

Property, Plant and Equipment

Property, plant and equipment are stated at historical cost and depreciated using the straight-line method over their estimated useful lives ranging from 5 to 10 years. The useful life and depreciation method are reviewed periodically to ensure that the depreciation method and period are consistent with the anticipated pattern of future economic benefits. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains and losses on disposals are included in the results of operations.

Impairment of Long-Lived Assets

The Company follows the guidance of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of August 31, 2007, December 31, 2006 and December 31, 2005 there were no significant impairments of its long-lived assets.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The income tax rate applicable to Peruvian companies is 30%. If the Company distributes its earnings fully or partially, it shall apply an additional rate of 4.1% on the distributed amount, which will be borne by the shareholders, as long as they are individuals or companies non-domiciled in Peru. The 4.1% rate tax will be borne by the Company and will apply on any amount or payment in kind subject to income tax that may represent an indirect disposition not subject to subsequent tax control, including amounts debited to expenses and undeclared revenues. As from January 1, 2007 the tax payer must liquidate and pay the 4.1% tax directly together with its monthly obligations without the requirement of a previous tax audit by the Tax Administration.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expenses for the years ended December 31, 2006 and 2005 and the eight months ended August 31, 2007 and 2006 were not material.

Comprehensive Income or Loss

SFAS 130, “Reporting Comprehensive Income,” established standards for the reporting and display of comprehensive income or loss and its components in a full set of general purpose financial statements. Comprehensive income or loss is defined as the change in equity during a period resulting from transactions and other events and circumstances from non-owner sources. The Company’s total comprehensive income or loss consists of net income or loss from foreign currency translation adjustments. The Company has presented comprehensive income or loss on the Statement of Stockholders’ Equity (Deficit).

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Credit Risk

The Company’s activities expose it to changes in exchange rates that could cause potential adverse effects to the Company’s results of operations. In order to reduce such risks, the Company periodically evaluates these changes.

Recently Issued Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, which is an amendment of Accounting Research Bulletin (“ARB”) No. 51.  This statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This statement changes the way the consolidated income statement is presented, thus requiring consolidated net income to be reported at amounts that include the amounts attributable to both parent and the noncontrolling interest.  This statement is effective for the fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Based on current conditions, the Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities“. This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement had no effect on the Company‘s reported financial position or results of operations.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements“. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company‘s future reported financial position or results of operations.

 In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. Management is currently evaluating the effect of this pronouncement on financial statements.

Note 2 - Development stage company and going concern

The Company is a new developmental stage company and is subject to risks and uncertainties, including new product development, actions of competitors, reliance on the knowledge and skills of its employees to be able to service customers, and availability of sufficient capital and a limited operating history. Accordingly, the Company presents its financial statements in accordance with the accounting principles generally accepted in the United States of America that apply in establishing new operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the accumulated statement of operations and cash flows from inception of the development stage to the date on the current balance sheet. Contingencies exist with respect to this matter, the ultimate resolution of which cannot presently be determined.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has generated minimal operating revenue and has working capital deficits, which raises substantial doubt about its ability to continue as a going concern.

In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Note 3 - Inventory

Inventory consists of the following:

Description	December 31, 2005	December 31, 2006	August 31, 2007 (unaudited)
Raw materials and auxiliary	$-	$1,548	$371
Finished goods	-	20,405	10,866
	$-	$21,953	$11,237

Note 4 - Property, Plant, and Equipment

Property, plant and equipment consist of the following:

Description	December 31, 2005	December 31, 2006	August 31, 2007 (unaudited)
Plant and Equipment	$18,683	$53,584	$268,751
Furniture and accessories	-	354	354
Computer equipment	-	409	409
	18,683	54,347	269,514
Accumulated Depreciation	(630)	(7,003)	(13,003)
Total	$18,053	$47,344	$256,511

Depreciation expense was $6,373, $630, $6,000 (unaudited), and $4,249 (unaudited), for the years ended December 31, 2006 and 2005 and the eight months ended August 31, 2007 and 2006, respectively.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Note 5 - Income taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at August 31, 2007, December 31, 2006 and December 31, 2005 are as follows:

	December 31, 2005	December 31, 2006	August 31, 2007
Deferred tax assets (liabilities):			(Unaudited)
Net operating loss carryforwards	$5,293	$25,922	$43,862
Deferred tax assets, net	5,293	25,922	43,862
Valuation allowance	(5,293)	(25,922)	(43,862)
Net deferred tax assets	$-	$-	$-

A reconciliation of tax at Peruvian federal statutory rate to provision for income tax recorded in the financial statements is as follows:

	For the years ended		For the eight months ended
	December 31,		August 31,
	2006	2005	2007	2006
			(Unaudited)	(Unaudited)
Statutory income tax rate	30%	30%	30%	30%
Valuation allowance	(30%)	(30%)	(30%)	(30%)
	-	-	-	-

Note 6 - Stockholders’ Equity

In accordance with the General Corporations Law of Peru, the Company must allocate a minimum of 10% of its accumulated net profit to a legal reserve, until it reaches an amount equal to 20% of share capital. In the absence of undistributed earnings or freely available reserves, this legal reserve may be applied to offset losses, but must be replenished with the earnings from subsequent periods. This reserve may also be capitalized, but must still be replenished.

Also in accordance with Peruvian laws, the provision in Legislative Decree No. 945 of December 23, 2003 which modified the Income Tax Law; starting from January 1, 2004 domestic legal entities that decide on the distribution of dividends or any other form of earnings distribution, shall retain 4.1% of the amount to be distributed, except when such distribution takes place in favor of domestic legal entities. There are no restrictions on the remittance of dividends or the repatriation of capital to foreign investors.

In 2003 the Company was originally capitalized with 1,000 Peruvian Nuevos Soles representing 1,000 shares of stock with a par value of 1 Peruvian Nuevos Soles. On June 6, 2007, the shareholders contributed assets consisting of plant and equipment to the Company with a net book value based upon original cost of the individual shareholders amounting to $196,112 US Dollars. This contribution has been reflected with an increase in common shares issued to the shareholders of 10,841,400 shares of common stock based upon the appraised value of the contributed assets.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

Note 7 - Related party payables

The Company received advances from its shareholders amounting to $208,613 (unaudited), $225,314 and $36,817 as of August 31, 2007, December 31, 2006 and December 31, 2005, respectively. These advances are due on demand. No interest was charged for the period ended August 31, 2007 and years ended December 31, 2006 and 2005.

Related party payables due to Ocean Marine, an entity directly owned by family members of a shareholder amounted to $24,625 (unaudited), $28,079 and $11,157 as of August 31, 2007, December 31, 2006 and December 31, 2005, respectively.

Related party payables due to Trimarine Corporation, an entity under common ownership, amounted to $52,500 (unaudited) and $15,750 as of August 31, 2007 and December 31, 2006.

Note 8 - Subsequent events

On December 4, 2007, Pure Biofuels Corp., a publicly traded company on the OTCBB (“Pure Biofuels”), Pure Biofuels del Peru S.A.C., a Peruvian Corporation (“Pure Biofuels del Peru”), the Company, and certain stockholders of the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Pure Biofuels del Peru will acquire all of the outstanding capital stock of the Company, with Pure Biofuels del Peru continuing as the surviving corporation. The merger was consummated contemporaneous with the signing and filing of the Merger Agreement as of such date with the Peruvian Public Registry in accordance with the relevant provisions of Peru law.

Pursuant to the Merger Agreement, the outstanding capital stock of Company will be converted into the right to receive merger consideration (the “Merger Consideration”) payable beginning 90 days after the closing of the transaction (subsequently amended on January 23, 2008 payable three business days from the approval of the amendment), subject to certain performance-based adjustments described below and consisting of the following: (i) up to $6,300,000, payable with (A) Seven Hundred Thousand Dollars $700,000 in cash, certified or bank check or wire transfer of immediately available funds and (B) up to 9,333,333 shares of common stock, par value $0.001, of Pure Biofuels (the “Common Stock”) and (ii) a five year warrant to purchase up to 2,925,000 shares of Common Stock of Pure Biofuels, at an exercise price of $0.47.

See report of independent registered public accounting firm.

Interpacific Oil S.A.C.
(A Development Stage Company)
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Eight Months Ended August 31, 2007 and 2006 (unaudited)

$700,000 cash consideration and 2,166,667 shares of the stock consideration are payable 90 days after the closing (subsequently amended on January 23, 2008 payable three business days from the approval of the amendment). The remainder of the stock consideration and the warrant consideration shall be contingent upon review and confirmation from an accounting firm agreed upon by the parties to the Merger Agreement that revenue in accordance with U.S. generally accepted accounting practices for the operations of the Company for the 90-day period beginning on the Closing Date exceeds $3,900,000. If the revenue is less than $3,900,000, then the additional stock consideration and warrant consideration shall each be proportionately reduced. In addition, if the revenue is less than $3,900,000, then the Company shall have the option of measuring the revenue for an additional 90-day period and can elect to be paid the additional stock consideration and warrant consideration based solely on the second 90-day period.

See report of independent registered public accounting firm.

Pure Biofuels Corp.
and Interpacific Oil S.A.C.
Pro Forma Combined Financial Statements
(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet as of September 30, 2007 (unaudited)	F-17

Pro Forma Combined Statements of Operations for the Nine Months Ended September 30, 2007 (unaudited)	F-18

Pro Forma Combined Statements of Operations for the Year Ended December 31, 20076 (unaudited)	F-19

Notes to Pro Forma Combined Financial Statements (unaudited)	F-20

PURE BIOFUELS CORP.
AND INTERPACIFIC OIL S.A.C.
PRO FORMA COMBINED BALANCE SHEET
SEPTEMBER 30, 2007
(UNAUDITED)

	Pure Biofuels	Interpacific	Pro forma		Pro forma
	Corp. (1)	Oil S.A.C. (2)	Adjustments		Combined
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash and cash equivalents	$1,337,412	$14,141	$-		$1,351,553
Restricted cash	1,000,000	-	-		1,000,000
Accounts receivable, net	37,930	3,872	-		41,802
Inventory	-	11,237	-		11,237
Prepaid expenses and other assets	262,795	40,675	-		303,470
TOTAL CURRENT ASSETS	2,638,137	69,925	-		2,708,062

VAT RECEIVABLE	1,553,110	31,868	-		1,584,978
PROPERTY PLANT AND EQUIPMENT, net	9,905,622	256,511	1,341,767	a	11,503,900
DEBT ISSUANCE COSTS	3,950,746	-	-		3,950,746
TOTAL ASSETS	$18,047,615	$358,304	$1,341,767		$19,747,686

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,206,340	$34,586	$1,696,667	a	$3,937,593
Due to related parties	74,932	285,738	-		360,670
Current portion of long term debt	-	-	-		-
Convertible promissory note	60,000	-	-		60,000
Accrued derivative liability	35,322,167	-	-		35,322,167

TOTAL CURRENT LIABILITIES	37,663,439	320,324	1,696,667		39,680,430

LONG TERM DEBT, net of current portion	-	-	-		-
CONVERTIBLE NOTES, net of debt discount of $9,901,478	98,522	-	-		98,522
LINE OF CREDIT	5,000,000	-	-		5,000,000
TOTAL LIABILITIES	42,761,961	320,324	1,696,667		44,778,952

MINORITY INTEREST	-	-	-		-

COMMITMENTS AND CONTINGENCIES	-	-	-		-

STOCKHOLDERS' EQUITY
Common Stock	74,670	196,440	(196,440)	a	74,670
Additional paid-in capital	14,241,286	-	-		14,241,286
Accumulated other comprehensive income	(4,711)	(6,254)	(6,254)	a	(17,219)
Deficit accumulated during the development stage	(39,025,591)	(152,206)	(152,206)	a	(39,330,003)

TOTAL STOCKHOLDERS' EQUITY	(24,714,346)	37,980	(354,900)		(25,031,266)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,047,615	$358,304	$1,341,767		$19,747,686

(1) Source: unaudited financial statements of Pure Biofuels Corp. and Subsidiaries for the nine months ended September 30, 2007 as filed in Quarterly Report on Form 10-QSB filed with the SEC on November 14, 2007.

(2) Source: unaudited financial statements of Interpacific Oil S.A.C. for the eight months ended August 31, 2007 included elsewhere in this Current Report on Form 8-K.

PURE BIOFUELS CORP.
AND INTERPACIFIC OIL S.A.C.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(UNAUDITED)

	Pure Biofuels	Interpacific	Pro forma		Pro forma
	Corp. (1)	Oil S.A.C. (2)	Adjustments		Combined
	(historical)	(historical)

REVENUE	$-	$2,671	$		$$2,671

COST OF REVENUE	-	10,927			10,927

GROSS PROFIT	-	(8,256)	-		(8,256)

OPERATING EXPENSES
Consulting fees	1,982,212	-	-		1,982,212
General and administrative	596,894	61,572	44,726	b	703,192
Professional fees	1,285,141	-	-		1,285,141
Wages	3,793,500	-	-		3,793,500

TOTAL OPERATING EXPENSES	7,657,747	61,572	44,726		7,764,045

LOSS FROM OPERATIONS	(7,657,747)	(69,828)	(44,726)		(7,772,301)

OTHER INCOME (EXPENSES):
Interest and financing costs	(10,665,996)	(641)	-		(10,666,637)
Other	(99)	4,669	-		4,570
Increase in accrued derivative liability	(15,492,252)	-	-		(15,492,252)
Amortization of debt discounts and debt issuance costs	(4,133,886)	-	-		(4,133,886)

TOTAL OTHER (EXPENSE) INCOME	(30,292,233)	4,028	-		(30,288,205)

LOSS BEFORE PROVISION FOR INCOME TAXES	(37,949,980)	(65,800)	(44,726)		(38,060,506)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(37,949,980)	$(65,800)	$(44,726)		$(38,060,506)

OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation adjustment	(4,711)	(2,149)	-		(6,860)

COMPREHENSIVE LOSS	$(37,954,691)	$(67,949)	$(44,726)		$(38,067,366)

NET LOSS PER SHARE - BASIC AND DILUTED	$(0.60)				$(0.60)

WEIGHTED AVERAGE COMMON EQUIVALENT SHARES OUTSTANDING - BASIC AND DILUTED	63,294,040				63,294,040

(1) Source: unaudited financial statements of Pure Biofuels Corp. and Subsidiaries for the nine months ended September 30, 2007 as filed in Quarterly Report on Form 10-QSB filed with the SEC on November 14, 2007.

(2) Source: unaudited financial statements of Interpacific Oil S.A.C. for the eight months ended August 31, 2007 included elsewhere in this Current Report on Form 8-K.

PURE BIOFUELS CORP.
AND INTERPACIFIC OIL S.A.C.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

	Pure Biofuels	Interpacific	Pro forma		Pro forma
	Corp. (1)	Oil S.A.C. (2)	Adjustments		Combined
	(historical)	(historical)

REVENUE	$-	$3,268			$$3,268

COST OF REVENUE	-	675			675

GROSS PROFIT	-	2,593	-		2,593

OPERATING EXPENSES
Consulting fees	617,320	-	-		617,320
General and administrative	161,905	77,401	67,088	b	306,394
Professional fees	66,239	-	-		66,239
Wages	230,147	-	-		230,147

TOTAL OPERATING EXPENSES	1,075,611	77,401	67,088		1,220,100

LOSS FROM OPERATIONS	(1,075,611)	(74,808)	(67,088)		(1,217,507)

OTHER INCOME (EXPENSES):
Interest and financing costs	-	(681)	-		(681)
Other	-	6,727	-		6,727
Increase in accrued derivative liability	-	-	-		-
Amortization of debt discounts and debt issuance costs	-	-	-		-

TOTAL OTHER INCOME, NET	-	6,046	-		6,046

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,075,611)	(68,762)	(67,088)		(1,211,461)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(1,075,611)	$(68,762)	$(67,088)		$(1,211,461)

OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation adjustment	-	(5,170)	-		(5,170)

COMPREHENSIVE LOSS	$(1,075,611)	$(73,932)	$(67,088)		$(1,216,631)

NET LOSS PER SHARE - BASIC AND DILUTED	$(0.03)				$(0.04)

WEIGHTED AVERAGE COMMON EQUIVALENT SHARES OUTSTANDING - BASIC AND DILUTED	32,247,553				32,247,553

(1) Source: audited financial statements of Pure Biofuels Corp. and Subsidiaries for the year ended December 31, 2006 as filed in Annual Report on Form 10-KSB filed with the SEC on April 13, 2007.

(2) Source: audited financial statements of Interpacific Oil S.A.C. for the year ended December 31, 2006 included elsewhere in this Current Report on Form 8-K.

Pure Biofuels Corp.
and Interpacific Oil S.A.C.
Notes to Pro forma Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On December 4, 2007, Pure Biofuels Corp. (the “Company”), Pure Biofuels del Peru S.A.C., a Peruvian corporation and 99.9% owned subsidiary of the Company (“Pure Biofuels del Peru”), Interpacific Oil S.A.C., a Peruvian corporation (“Interpacific”), and certain stockholders of Interpacific (the “Interpacific Stockholders”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Pure Biofuels del Peru will acquire all of the outstanding capital stock of Interpacific, with Pure Biofuels del Peru continuing as the surviving corporation. The merger was consummated contemporaneous with the signing and filing of the Merger Agreement as of such date with the Peruvian Public Registry in accordance with the relevant provisions of Peru law.

Pursuant to the Merger Agreement, the outstanding capital stock of Interpacific will be converted into the right to receive merger consideration (the “Merger Consideration”) payable beginning 90 days after the closing of the transaction, subject to certain performance-based adjustments described below and consisting of the following: (i) up to $6,300,000, payable with (A) Seven Hundred Thousand Dollars $700,000   in cash, certified or bank check or wire transfer of immediately available funds and (B) up to 9,333,333 shares of common stock, par value $0.001, of the Company (the “Common Stock”) and (ii) a five year warrant to purchase up to 2,925,000 shares of Common Stock, at an exercise price of $0.47.

$700,000 cash consideration and 2,166,667 shares of the stock consideration are payable 90 days after the closing. On January 23, 2008, the Company, Pure Biofuels del Peru, Interpacific and the Interpacific Stockholders entered into an amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, $700,000 cash consideration and 2,166,667 shares of common stock, par value $0.001, of the Company (the “Common Stock”) payable to the Interpacific Stockholders in consideration of the merger is payable within three days of the execution of the Amendment instead of 90 days after closing, as contemplated by the Merger Agreement. The remainder of the stock consideration and the warrant consideration shall be contingent upon review and confirmation from an accounting firm agreed upon by the parties to the Merger Agreement that revenue in accordance with U.S. generally accepted accounting practices for the operations of Interpacific for the 90-day period beginning on the Closing Date exceeds $3,900,000. If the revenue is less than $3,900,000, then the additional stock consideration and warrant consideration shall each be proportionately reduced. In addition, if the revenue is less than $3,900,000, then Interpacific shall have the option of measuring the revenue for an additional 90-day period and can elect to be paid the additional stock consideration and warrant consideration based solely on the second 90-day period.
The Merger Agreement contains customary representations and warranties and covenants. The consummation of the transaction was conditioned, among other things, upon approval by the Interpacific Stockholders by the requisite vote under Peru law and Interpacific’s Articles of Incorporation and Bylaws, which vote has been obtained.

The accompanying pro forma combined balance sheets present the accounts of Pure Biofules Corp. and Interpacific Oil S.A.C. as if the acquisition of the Interpacific shares by Pure Biofuels Del Peru S.A.C occurred on September 30, 2007. The accompanying pro forma combined statements of operations present the accounts of Interpacific and Pure Biofuels Del Peru S.A.C for the nine months ended September 30, 2007 and for the year ended December 31, 2006 as if the acquisition occurred on January 1, 2006.

The following adjustments would be required if the acquisition occurred as indicated above:

a.  Allocation of the purchase price to the assets acquired and liabilities assumed.
b.  Depreciation expense for the increase in fixed asset value.